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                                                                      EXHIBIT 1

                                                        DRAFT OF OCTOBER 7, 1998


                              UFH CAPITAL TRUST I
                          (A DELAWARE BUSINESS TRUST)
                        ___________ PREFERRED SECURITIES
                          _____% PREFERRED SECURITIES
               (LIQUIDATION AMOUNT $____ PER PREFERRED SECURITY)

                                      AND

                        UNITED FINANCIAL HOLDINGS, INC.
                       ___________ SHARES OF COMMON STOCK


                             UNDERWRITING AGREEMENT


                                                               __________, 1998



William R. Hough & Co.
100 Second Avenue South
Suite 800
St. Petersburg, Florida 33701

Ladies and Gentlemen:

         UFH Capital Trust I (the "Trust"), a statutory business organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Business Code, 12 Del. C. Section 3801 et seq.), and United Financial Holdings, Inc., a Florida corporation (the "Company") as depositor of the Trust and as guarantor (hereafter the Trust and the Company are referred to collectively as the "Offerors"), hereby confirm their agreement (the "Agreement") with William R. Hough & Co. (the "Underwriter"), with respect to the issue and sale by the Trust and the purchase by the Underwriter of:

         (a) ___________ (the "Initial Trust Securities") of the Trust's _____% Cumulative Trust Preferred Securities (the "Preferred Securities"); and

         (b) __________ shares (the "Initial Company Shares") of the Common Stock, par value $.01 per share, of the Company ("Common Stock") issued by the Company.

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         The Initial Trust Preferred Securities and the Initial Company Shares
are collectively referred to as the "Initial Securities." The Trust and the Company also propose to issue and sell to the Underwriter, at the Underwriter's option, up to an additional _________ Preferred Securities (the "Trust Option Securities") and up to an additional ________ shares of Common Stock (the "Company Option Securities" and collectively with the Trust Option Securities, the "Option Securities") as set forth herein. The term "Preferred Securities" as used herein, unless indicated otherwise, shall mean the Initial Trust Preferred Securities and the Trust Option Securities. The term "Company Shares" as used herein, unless indicated otherwise, shall mean the Initial Company Shares and the Company Option Securities.

         The Preferred Securities and the Trust Common Securities (as defined herein) are to be issued pursuant to the terms of an Amended and Restated Trust Agreement dated as of _________, 1998 (the "Trust Agreement"), among the Company, as depositor, and Wilmington Trust Company ("Trust Company"), a Delaware banking corporation, as property trustee ("Property Trustee") and as Delaware trustee ("Delaware Trustee") and _________________, _________________
and _________________ (the "Administrative Trustees" and together with the Property Trustee and the Delaware Trustee, the "Trustees") and the holders from time to time of undivided interests in the assets of the Trust. The Preferred Securities will be guaranteed by the Company, on a subordinated basis and subject to certain limitations, with respect to distributions and payments upon liquidation, redemption or otherwise (the "Guarantee") pursuant to the Preferred Securities Guarantee Agreement dated as of _________, 1998 (the "Guarantee Agreement") between the Company and the Trust Company, as guarantee trustee (the "Guarantee Trustee"). The assets of the Trust will consist of _____% junior subordinated debentures due ________, 2027 (the "Junior Subordinated Debentures") of the Company which will be issued under the Indenture dated as of _________, 1998 (the "Indenture"), between the Company and the Trust Company, as trustee (the "Indenture Trustee"). The Company has agreed to pay all costs, expenses and liabilities of the Trust payable to third parties, with certain exceptions, pursuant to the Agreement as to Expenses and Liabilities, dated as of _________, 1998 between the Company and the Trust (the "Expense Agreement"). Under certain circumstances, the Junior Subordinated Debentures will be distributable to the holders of undivided beneficial interests in the assets of the Trust. The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of the Trust Common Securities (the "Trust Common Securities"), and will be used by the Trust to purchase an equivalent amount of the Junior Subordinated Debentures.

         The initial public offering price for the Company Shares and the Preferred Securities, the purchase price to be paid by the Underwriter for the Company Shares and the Preferred Securities, the commission per Company Share and Preferred Security, to be paid by the Company to the Underwriter and the rate of interest to be paid on the Preferred Securities shall be agreed upon by the Company and the Underwriter, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Underwriter and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Company Shares and



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the Preferred Securities will be governed by this Agreement as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement this Agreement shall be deemed to incorporate, and all references herein to "this Agreement" shall be deemed to include, the Price Determination Agreement.

         The Offerors have prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (File Nos. _________ and ___________) covering the registration of the Company Shares, the Preferred Securities, the Guarantee and the Junior Subordinated Debentures under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and, if such registration statement has not become effective, the Company will prepare and file, prior to the effective date of such registration statement, an amendment to such registration statement, including a final prospectus. Each prospectus used before the time such registration statement becomes effective is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and the documents incorporated by reference therein at the time it becomes effective, is herein called the "Registration Statement," and the prospectus, including the documents incorporated by reference therein pursuant to Form SB-2 under the 1933 Act, included in the Registration Statement at the time it becomes effective is herein called the "Prospectus," except that if any revised prospectus provided to the Underwriter by the Company for use in connection with the offering of the Company Shares and the Preferred Securities differs from the prospectus included in the Registration Statement at the time it becomes effective (whether or not such prospectus is required to be filed pursuant to Rule 424(b)), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first furnished to the Underwriter for such use.

         The Company understands that the Underwriter propose to make a public offering of the Company Stock and the Preferred Securities (the "Offering") as soon as possible after the Registration Statement becomes effective. The Underwriter may assemble and manage a selling group of broker-dealers that are members of the National Association of Securities Dealers, Inc. ("NASD") to participate in the solicitation of purchase orders for the Company Stock and the Preferred Securities under a selected dealer agreement, the form of which is set forth as Exhibit B to this Agreement.

         Section 1. Representations and Warranties.

         (a) The Offerors jointly and severally represent and warrant to and agree with the Underwriter that:

                  (i) The Company meets the requirements for use of Form SB-2 under the 1933 Act and when the Registration Statement on such form shall become effective and at all times subsequent thereto up to the Closing Time referred to below and with respect to Option Securities, up to the Date of Delivery referred to below, (A) the Registration Statement and any amendments and supplements thereto will comply in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission under



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         the 1933 Act (the "1933 Act Regulations"); (B) neither the
         Registration Statement nor any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (C) neither the Prospectus nor any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by the Underwriter expressly for use in the Registration Statement or the Prospectus, or any information contained in any Form T-1, which is an exhibit to the Registration Statement. The statements contained under the caption "Underwriting" in the Prospectus constitute the only information furnished to the Offerors in writing by the Underwriter expressly for use in the Registration Statement or the Prospectus. The Commission has not issued any order preventing or suspending the use of any preliminary prospectus or Prospectus.

                  (ii) The Prospectus complies in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, at the time the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in each case after excluding any statement that does not constitute a part of the Registration Statement or the Prospectus pursuant to Rule 412 of the 1933 Act Regulations.

                  (iii) Grant Thornton LLP, who are reporting upon the audited financial statements included or incorporated by reference in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iv) This Agreement has been duly authorized, executed and delivered by the Offerors and, when duly executed by the Underwriter, will constitute the valid and binding agreement of the Offerors enforceable against the Offerors in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The Guarantee Agreement, the Junior Subordinated Debentures, the Trust Agreement, the Expense Agreement and the Indenture have each been duly authorized and when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Trustees, and in the case of the Indenture, by the Indenture Trustee, will constitute valid and legally binding obligations of the Company enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, or reorganization, moratorium or other similar laws relating to or affecting creditors' rights




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         generally or general equitable principles; the Junior Subordinated
         Debentures are entitled to the benefits of the Indenture; and the Guarantee Agreement, the Junior Subordinated Debentures, the Trust Agreement, the Expense Agreement and the Indenture conform in all material respects to the descriptions thereof in the Prospectus. The Trust Agreement, the Guarantee Agreement and the Indenture have been duly qualified under the Trust Indenture Act.

                  (v) The consolidated financial statements, audited and unaudited (including the notes thereto), included or incorporated by reference in the Registration Statement present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise stated therein. The financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. The selected financial, pro forma and statistical data included in the Prospectus are accurate in all material respects and present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited consolidated financial statements included or incorporated by reference in the Registration Statement.

                  (vi) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus. Each subsidiary of the Company is an entity duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization with corporate power and authority under such laws to own, lease and operate its properties and conduct its business. The Company and each of its subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise.

                  (vii) The Company is duly registered under the Bank Holding Company Act of 1956, as amended; each subsidiary of the Company that conducts business as a bank is duly authorized to conduct such business in each jurisdiction in which such business is currently conducted; and the deposit accounts of United Bank and Trust Company (the "Bank") are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), up to the maximum allowable limits thereof. The Offerors have all such power, authority, authorization, approvals and orders as




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         may be required to enter into this Agreement, to carry out the provisions and conditions hereof and to issue and sell the Preferred Securities.

                  (viii) The Bank is a Florida commercial bank duly organized, validly existing and in good standing under the laws of the State of Florida with corporate power and authority under such laws to own, lease and operate its properties and conduct its business; the Bank is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise. All of the outstanding shares of capital stock of the Bank have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company directly, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind. All of the outstanding shares of capital stock of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by either the Company or the Bank directly, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                  (ix) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the date stated therein; all outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive right or other rights to purchase such shares, and the capital stock of the Company conforms in all material respects to the statements in relation thereto contained in the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company); and the Company Shares have been duly authorized for issuance and sale to the Underwriter pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable and no person has any preemptive or other rights to purchase any of the shares of Common Stock. No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Company Shares to the several Underwriter, except as may be required under the 1933 Act or under state or other securities or Blue Sky laws.

                  (x) The Preferred Securities have been duly and validly authorized by the Trust for issuance and sale to the Underwriter pursuant to this Agreement and, when executed and authenticated in accordance with the Terms of the Trust Agreement and delivered by the Trust to the Underwriter pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable and will constitute valid and legally binding obligations of the Trust enforceable in accordance with their terms and entitled to the benefits provided by the Trust Agreement. The Trust Agreement has been




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         duly authorized and, when executed by the Property Trustee, the
         Delaware Trustee and the Administrative Trustees of the Trust and delivered by the Trust, will have been duly executed and delivered by the Trust and will constitute the valid and legally binding instrument of the Trust, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Preferred Securities conform, in all material respects, to the statements relating thereto contained in the Prospectus and such description conforms, in all material respects, to the rights set forth in the instruments defining the same; the holders of the Preferred Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; and the issuance of the Preferred Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

                  (xi) The Trust Common Securities have been duly and validly authorized by the Trust and upon delivery by the Trust to the Company against payment therefor as described in the Prospectus, will be duly and validly issued and fully paid undivided beneficial interests in the assets of the Trust and will conform, in all material respects, to the description thereof contained in the Prospectus; the issuance of the Trust Common Securities is not subject to preemptive or other similar rights; and at the Closing Time, all of the issued and outstanding Trust Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (xii) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Act with the power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and the Trust has conducted no business to date, and it will conduct no business in the future that would be inconsistent with the description of the Trust set forth in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement or described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

                  (xiii) The issuance and sale of the Preferred Securities and the Trust Common Securities by the Trust, the compliance by the Trust with all of the provisions of this Agreement, the purchase of the Junior Subordinated Debentures by the Trust, and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is





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         subject, nor will such action result in any violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties, except in any case for such conflicts, breaches, defaults or violations that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise; and no consent, approval, authorization, order, license, certificate, permit, registration or qualification of or with any such court or other governmental agency or body is required to be obtained by the Trust for the issue and sale of the Preferred Securities and the Trust Common Securities by the Trust, the purchase of the Junior Subordinated Debentures by the Trust or the consummation by the Trust of the transactions contemplated by this Agreement and the Trust Agreement, except for such consents, approvals, authorizations, licenses, certificates, permits, registrations or qualifications as have already been obtained, or as may be required under the 1933 Act or the 1933 Act Regulations, 1934 Act or 1934 Act Regulations, state securities laws or under the Trust Indenture Act of 1939, as amended ("TIA").

                  The issuance by the Company of the Company Shares, the Guarantee and the Junior Subordinated Debentures, the compliance by the Company with all of the provisions of this Agreement, the execution, delivery and performance by the Company of the Trust Agreement, the Junior Subordinated Debentures, the Guarantee Agreement, the Expense Agreement and the Indenture, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, license, certificate, permit, registration or qualification of or with any such court or other governmental agency or body is required for the issue of the Company Shares, the Guarantee and the Junior Subordinated Debentures or the consummation by the Company of the other transactions contemplated by this Agreement, except for such consents, approvals, authorizations, licenses, certificates, permits, registrations or qualifications as have already been obtained, or as may be required under the 1933 Act or the 1933 Act Regulations, 1934 Act or 1934 Act Regulations, state securities laws or under the TIA.

                  (xiv) The Trust is not, and after giving effect to the offering and sale of the Preferred Securities will not be, an "investment company," or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").





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                  (xv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been (A) any material adverse change in the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole, (B) any transaction that is material to the Company and its subsidiaries taken as a whole except transactions in the ordinary course of business, (C) any obligation that is material to the Company and its subsidiaries taken as a whole, direct or contingent, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (D) any change that is material to the Company and its subsidiaries taken as a whole in the capital stock or outstanding indebtedness of the Company, or (E) any dividend or distribution of any kind declared, paid, or made on the capital stock of the Company.

                  (xvi) Neither the Company, the Bank nor any other subsidiary is in violation of any provision of its articles of incorporation, charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise.

                  (xvii) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against the Company, the Bank or any other subsidiary that is required to be disclosed in the Prospectus or that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the properties or assets of the Company and its subsidiaries, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement; all pending legal or governmental proceedings to which the Company, the Bank or any other subsidiary is a party that are not described in the Prospectus, including ordinary routine litigation incidental to its business, if decided in a manner adverse to the Company, would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.

                  (xviii) There are no material contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                  (xix) The Company and its subsidiaries, including the Bank, each has good and marketable title to all properties and assets described in the Prospectus as owned by it, free




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         and clear of all liens, charges, encumbrances or restrictions, except such as (A) are described in the Prospectus or (B) are neither material in amount nor materially significant in relation to the business of the Company and its subsidiaries, considered as one enterprise; all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company, the Bank or any other subsidiary holds properties described in the Prospectus, are in full force and effect, and neither the Company, the Bank nor any other subsidiary has any notice of any material claim that has been asserted by anyone adverse to the rights of the Company, the Bank or any other subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of such corporation to the continued possession of the leased or subleased premises under any such lease or sublease; the respective agreements to which the Company and its subsidiaries is a party described in the Prospectus are valid and enforceable in accordance with their terms by the Company and such subsidiaries, except as enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights and rules of law governing specific performance, injunctive relief and other equitable remedies and, to the Company's knowledge, the other contracting party or parties thereto are not in breach or default under any of such agreements, except for breaches or defaults which would not, singly or in the aggregate, have a material adverse effect on the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole.

                  (xx) Each of the Company and its subsidiaries, including the Bank, owns, possesses or has obtained all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, and as described in the Prospectus and neither the Company, the Bank nor any other subsidiary has received any notice of any restriction upon, or any notice of proceedings relating to revocation or modification of, any such licenses, permits, certificates, consents, orders, approvals or authorizations, and all such licenses, permits, certificates, consents, orders, approvals and authorizations are valid and in full force and effect. Each of the Company and its subsidiaries is conducting its business in compliance with all the laws, rules and regulations of each jurisdiction in which it conducts its business.

                  (xxi) The Company has filed all necessary federal and state income and franchise tax returns and has paid all taxes as due, and there is no tax deficiency that has been or might be asserted against the Company that would materially and adversely affect its business, properties, assets, rights, operations, condition (financial or otherwise) or prospects; all tax liabilities are adequately provided for on the books of the Company.

                  (xxii) The Company maintains insurance of the types and in the amounts required by law and reasonably necessary to operate its business including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft,





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         damage, destruction, acts of vandalism, liability and malpractice and all other risks customarily insured against, all of which insurance is in full force and effect.

                  (xxiii) United Trust Company is a Florida trust company duly organized, validly existing and in good standing under the laws of the State of Florida with corporate power and authority under such laws to own, lease and operate its properties and conduct its business; and Eickhoff, Pieper, and Willoughby _____, is an investment advisor duly registered under applicable federal and state law, organized, validly existing and in good standing under the laws of the State of Florida with corporate power and authority under such laws to own, lease and operate its properties and conduct its business.

                  (xxiv) No labor problem exists with the employees of the Company or with employees of the Bank or any other subsidiary or to the best knowledge of the Company, is imminent that could materially adversely affect the Company and its subsidiaries, considered as one enterprise, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its, the Bank's or any other subsidiary's principal suppliers, contractors or customers that could reasonably be expected to materially adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.

                  (xxv) Except as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any securities of the Company registered pursuant to the Registration Statement.

                  (xxvi) Except as disclosed in the Prospectus, the Company and its subsidiaries, including the Bank, own or possess all patents, patent rights, licenses, inventions. copyrights, know-how (including trade secrets or other unpatented and/or unpatentable proprietary or confidential information systems or procedures), trademarks, servicemarks and tradenames (collectively "patent and proprietary right") currently employed by them in connection with the business now operated by them except where the failure to so own, possess or acquire such patent and proprietary rights would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries considered as one enterprise, and neither the Company, the Bank nor any other subsidiary has received any notice nor is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights, and which infringement or conflict (if the subject of any unfavorable decision, rule and refinement, singly or in the aggregate) could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise.

                  (xxvii) The Company and each subsidiary of the Company have filed all Federal, state and local income, franchise or other tax returns required to be filed and have made timely payments of all taxes due and payable in respect of such returns and no material deficiency has been asserted with respect thereto by any taxing authority.

                  (xxviii) The Company has filed with the NASD all documents and notices required by the NASD of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by the National Market of The Nasdaq Stock Market, Inc. (the "Nasdaq Stock Market").

                  (xxix) Neither the Trust, the Company nor any subsidiary has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation, under the Exchange Act or otherwise, of the price of the Preferred Securities.

                  (xxx) Neither the Company, the Bank nor any other subsidiary is or has been (by virtue of any action, omission to act, contract to which it is a party or by which it is bound, or any occurrence or state of facts whatsoever) in violation of any applicable Federal, state, municipal, or local statutes, laws, ordinances, rules, regulations and/or orders issued pursuant to foreign, federal, state, municipal, or local statutes, laws, ordinances, rules, or regulations (including those relating to any aspect of banking, bank holding companies, environmental protection, occupational safety and health, and equal employment practices) heretofore or currently in effect, except such violation that has been fully cured or satisfied without recourse or that is not reasonably likely to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (xxxi) Neither the Company, the Bank nor any other subsidiary has any agreement or understanding with any entity concerning the future acquisition by the Company or the Bank of a controlling interest in any entity that is required by the 1933 Act or the 1933 Act Regulations to be disclosed by the Company that is not disclosed in the Prospectus; neither the Company, the Bank nor any other subsidiary has any agreement or understanding with any entity concerning the future acquisition of a controlling interest in the Company, the Bank or any other subsidiary by any entity that is required by the 1933 Act or the 1933 Act Regulations to be disclosed by the Company that is not disclosed in the Prospectus.

                  (xxxii) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and with the regulations of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Florida Department of Banking and Finance, and the Securities and Exchange Commission, and applicable state securities commissions, and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorizations; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxxiii) The Company has prepared and filed with the Commission a registration statement for the Common Stock pursuant to
         Section 12(g) of the 1934 Act. Such registration statement either has been declared effective by the Commission under the 1934 Act or will be declared effective by the Commission prior to or concurrently with the commencement of the public offering of the Common Stock and the Preferred Securities.

                  (xxxiv) Neither the Company nor any affiliate of the Company does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075 of the Florida Statutes, and the Company agrees to comply with such section if, prior to the completion of the distribution of the Common Stock and the Preferred Securities, the Company, or any affiliate of the Company, commences doing such business.

                  (xxxv) All offers and sales of the securities of the Company prior to the date hereof were made in compliance with the 1933 Act and all other applicable state and federal laws or regulations. Except pursuant to this Agreement, the Company knows of no outstanding claims for finder's, origination, or underwriting fees with respect to prior offers and sales of the securities of the Company.

                  (xxxvi) The Company has obtained for the benefit of the Underwriter the agreement, enforceable by the Underwriter, of each of the officers and directors of the Company and each holder of 5% of shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock, that for a period of 180 days after the date of the Prospectus, such persons will not, without the prior written consent of the Underwriter, directly or indirectly, offer, sell, transfer, or pledge, contract to sell, transfer or pledge, or cause or in any way permit to be sold, transferred, pledged, or otherwise disposed of, any: (A) shares of Common Stock; (B) rights to purchase shares of Common Stock (including without limitation, shares of Common Stock that may be deemed to be beneficially owned by any such shareholder in accordance with the applicable regulations of the Commission and shares of Common Stock that may be issued upon the exercise of a stock option, warrant or other convertible security); or (C) securities that are convertible or exchangeable into shares of Common Stock.

                  (xxxvii) Neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any of its employees or agents has at any time during the last five years (A) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (B) made any payment to any foreign, federal or state governmental officer or official or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

         (b) Any certificate signed by any authorized officer of the Company or the Bank and delivered to the Underwriter or to counsel for the Underwriter pursuant to this Agreement shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

         Section 2. Sale and Delivery to the Underwriter, Closing.

         (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Trust agrees to sell to the Underwriter, the Initial Trust Securities and the Company agrees to sell to the Underwriter the Initial Company Shares, the foregoing Initial Securities shall be purchased by the Underwriter at the purchase price and terms set forth herein and in the Price Determination Agreement.

         In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust hereby grants an option to the Underwriter to purchase up to an additional _________ Preferred Securities and the Company hereby grants an option to the Underwriter to purchase up to an additional ___________ Company Shares, such purchase by the Underwriter from the Trust and the Company to be in accordance with the terms set forth herein and in the Price Determination Agreement. The option hereby granted will expire at 5:00 p.m. on the 30th day after the date the Registration Statement is declared effective by the Commission (or at 5:00 p.m. on the next business day if such 30th day is not a business day) and may be exercised, on one occasion only, solely for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriter to the Company setting forth the number of Option Securities as to which the Underwriter is exercising the option and the time, date and place of payment and delivery for the Option Securities. The time and date of delivery of the Option Securities (the "Option Closing Date") shall be determined by the Underwriter but shall not be later than five full business days after the exercise of said option, nor in any event prior to Closing Time, as hereinafter defined, nor earlier than the second business day after the date on which the notice of the exercise of the option shall have been given.

         (b) Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Holland & Knight LLP, 200 Central Avenue, Suite 1600, St. Petersburg, Florida or at such other place as shall be agreed upon by the Company and the Underwriter, at 9:30 a.m. on the third full business day after the effective date of the Registration Statement, or at such other time not earlier than three nor more than ten full business days thereafter as the Underwriter and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriter, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned office of Holland & Knight LLP, or at such other place as shall be agreed upon by the Company and the Underwriter, on the Option Closing Date as specified in the notice from the Underwriter to the Company. Payment for the Initial Securities and the Option Securities, if any, shall be made to the Company by wire transfer of immediately available funds, against delivery to the Underwriter for the account of the Underwriter of Preferred Securities and Company Shares to be purchased by each.

         (c) The Initial Securities shall be issued in the form of one or more fully registered global securities (the "Global Securities") in book-entry form in such denominations and registered in the name of the nominee of The Depository Trust Company (the "DTC") or in such names as the Underwriter may request in writing at least one business day before the Closing Date or the Option Closing Date, as the case may be. The Global Securities representing the Initial Securities or the Option Securities to be purchased will be made available for examination by the Underwriter and counsel to the Underwriter not later than 10:00 A.M. on the business day prior to the Closing Time or the Option Closing Date, as the case may be.

         Section 3. Certain Covenants of the Offerors. Each of the Offerors covenants jointly and severally with the Underwriter as follows:

         (a) The Offerors will use their best efforts to cause the Registration Statement to become effective and will notify the Underwriter immediately, and confirm the notice in writing, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request of the Commission to amend the Registration Statement or amend or supplement the Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Preferred Securities or capital stock, for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Offerors will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) The Offerors will not at any time file or make any amendment to the Registration Statement, or any amendment or supplement if the Offerors have elected to rely upon Rule 430A, to the Prospectus (including documents incorporated by reference into such prospectus or to the Prospectus) of which the Underwriter shall not have previously been advised and have previously been furnished a copy, or to which the Underwriter or counsel for the Underwriter shall reasonably object.

         (c) The Offerors have furnished or will furnish to the Underwriter as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith (including documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-2 under the 1933 Act) and signed copies of all consents and certificates of experts as the Underwriter may reasonably request.

         (d) The Offerors will deliver or cause to be delivered to the Underwriter, without charge, from time to time until the effective date of the Registration Statement, as many copies of each preliminary prospectus as the Underwriter may reasonably request, and the Offerors hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Offerors will deliver or cause to be delivered to the Underwriter, without charge, as soon as the Registration Statement shall have become effective (or, if the Offerors have elected to rely upon Rule 430A, as soon as practicable after the Price Determination Agreement has been executed and delivered) and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as the Underwriter may reasonably request.

         (e) The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations, and the 1934 Act and the 1934 Act Regulations, so as to permit the completion of the distribution of the Preferred Securities as contemplated in this Agreement and in the Prospectus. If, at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Preferred Securities, any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriter or counsel for the Offerors, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

         (f) The Offerors will use their best efforts, in cooperation with the Underwriter, to qualify the Company Shares, Preferred Securities and the Junior Subordinated Debentures, for offering and sale under the applicable securities laws of such states and other jurisdictions as the Underwriter may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Company Shares and Preferred Securities have been qualified as above provided.

         (g) The Company will make generally available (within the meaning of Rule 158) to its securityholders, the Underwriter and the Securityholders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement of the Company and its subsidiaries (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a period of at least 12 months beginning after the effective date of the Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date.

         (h) The Trust shall apply the proceeds from its sale of the Preferred Securities, combined with the entire proceeds from the issuance by the Trust to the Company of the Trust's Trust Common Securities, to purchase an equivalent amount of Junior Subordinated Debentures. The Company and the Bank will use the net proceeds received by them from the sale of the Junior Subordinated Debentures in the mariner specified in the Prospectus under the caption "Use of Proceeds."

         (i) The Offerors, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act subsequent to the time the Registration Statement becomes effective.

         (j) For a period of five years after the Closing Time, the Company will furnish to the Underwriter copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, such other documents, reports, Proxy Statements and information as shall be furnished by the Company to its stockholders generally, every material press release in respect to the Company or its affairs which was released or prepared by the Company, and any additional information of a public nature concerning the Company or its business that the Underwriter may reasonably request.

         (k) The Offerors will file with The Nasdaq Stock Market all documents and notices required by The Nasdaq Stock Market of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by The Nasdaq Stock Market.

         (l) The Company shall pay the legal fees and related filing fees of counsel to the Company to prepare one or more "blue sky" surveys (each, a "Blue Sky Survey") for use in connection with the offering of the Company Shares and the Preferred Securities as contemplated by the Prospectus and a copy of such Blue Sky Survey or surveys shall be delivered to each of the Company and the Underwriter.

         (m) If, at the time the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then the Offerors will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b), copies of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

         (n) The Company will, at its expense, subsequent to the issuance of the Company Shares and the Preferred Securities, prepare and distribute to the Underwriter and counsel to the Underwriter, copies of the documents used in connection with the issuance of such Securities.

         (o) The Offerors will not, prior to the Option Closing Date or thirty
(30) days after the date of this Agreement, whichever occurs first, incur any material liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, except as contemplated by the Prospectus.

         (p) During a period of 180 days from the date of the Prospectus, neither the Trust nor the Company will, without the prior written consent of the Underwriter, directly or indirectly, offer, sell, offer to sell, or otherwise dispose of any Common Stock or Preferred Securities, any other beneficial interests in the assets of the Trust or any preferred securities or other securities of the Trust or the Company that are substantially similar to the Preferred Securities or the Common Stock, including any guarantee of such securities, or sell or grant options, rights, or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans or agreements existing on the date hereof). The foregoing sentence shall not apply to any of the Company Shares or Preferred Securities to be sold hereunder.

         (q) The Company will maintain a transfer agent and, if required by law or the rules of The Nasdaq Stock Market or any national securities exchange on which the Common Stock and the Preferred Securities are listed, a registrar (which, if permitted by applicable laws and rules, may be the same entity as the transfer agent) for its Common Stock and Preferred Securities,

         (r) The Company shall deliver the requisite notice of issuance to the NASD and shall take all necessary and appropriate action within its power to cause or permit trading and listing of the Common Stock and the Preferred Securities on the OTC Bulletin Board for a period of at least 36 months after the date of this Agreement, except during such period(s) in which the Company's Common Stock and/or Preferred Securities shall be listed for trading on any of the: (A) Nasdaq Small Market; (B) The Nasdaq National Market System; (C) the American Stock Exchange; or (D) the New York Stock Exchange; or with the prior written consent of the Underwriter.

         (s) The Company shall promptly prepare and file with the Commission, from time to time, such reports as may be required to be filed by the Company under the 1933 Act, the 1934 Act, the 1933 Act Regulations, and the 1934 Act Regulations.

         (t) The Company will apply the net proceeds from the sale of the Common Stock and the Junior Subordinated Debentures to be sold by it for the purposes set forth in the Prospectus.

         Section 4. Payment of Expenses and Independent Underwriter Fee.

         The Company covenants and agrees with the Underwriter that the Company will pay or cause to be paid (directly or by reimbursement) all of the obligations of the Company and the Trust under this Agreement, including (a) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriter, (b) the preparation, printing and distribution of this

Agreement, the Company Shares and the Preferred Securities and the Blue Sky Survey, (c) the issuance and delivery of the Company Shares and the Preferred Securities to the Underwriter, including any transfer taxes payable upon the sale of such securities to the Underwriter, (d) the fees and disbursements of the Company's counsel and accountants, (e) NASD filing fees, (f) fees and disbursements of counsel to the Underwriter in connection with the Blue Sky Survey (such counsel's fees shall not exceed $______ exclusive of out-of-pocket expenses of counsel), (g) the qualification of the Company Shares and the Preferred Securities under the applicable securities laws in accordance with
Section 3(f) and any filing fee for review of the offering with the NASD, (h) the legal fees and expenses of the Underwriter's counsel (such counsel's fees shall not exceed $60,000 exclusive of out-of-pocket expenses of counsel) and general out-of-pocket expenses of the Underwriter, (i) the fees and expenses of the Indenture Trustee, including the fees and disbursements of counsel for the Indenture Trustee, in connection with the Indenture and the Junior Subordinated Debentures, (j) the fees and expenses of the Property Trustee and Delaware Trustee, including the fees and disbursements of counsel for the Property Trustee and the Delaware Trustee, in connection with the Trust Agreement and the Certificate of Trust, and (k) all other costs incident to the performance of the Offerors' obligations hereunder.

         If (i) the Closing Time does not occur on or before _____________, 1998, (ii) the Company abandons or terminates the Offering, or (iii) this Agreement is terminated by the Underwriter in accordance with the provisions of
Section 5 or 11(a), the Company shall reimburse the Underwriter for all its reasonable out-of-pocket expenses, as set forth in this Section 4, including the reasonable fees and disbursements of counsel for the Underwriter.

         Section 5. Conditions of Underwriter's Obligations. The obligations of the Underwriter to purchase and pay for the Company Shares and the Preferred Securities that it has agreed to purchase pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Offerors contained herein or in certificates of the officers or trustees of the Offerors or any subsidiary delivered pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder and to the following further conditions:

         (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date of this Agreement or, with the Underwriter's consent, at a later time and date not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time or on such later date as the Underwriter may agree to in writing; at the Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to the Underwriter's knowledge or the knowledge of the Offerors, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriter. If the Offerors have elected to rely upon Rule 430A, a prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

         (b) At the Closing Time, the Underwriter shall have received:

                  (i) The favorable opinion, dated as of Closing Time, of Holland & Knight LLP, special counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriter, substantially in the form set forth in Exhibit C.

                  (ii) The favorable opinion, dated as of Closing Time, of __________________, special Delaware counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriter, substantially in the form set forth in Exhibit D.

                  (iii) The favorable opinion, dated as of Closing Time, of _________________, counsel for the Indenture Trustee and the Delaware Trustee, in form and substance satisfactory to counsel for the Underwriter, substantially in the form set forth in Exhibit E.

                  (iv) The favorable opinion, dated as of Closing Time, of Smith, Mackinnon, Greeley, Bowdoin & Edwards, P.A., counsel for the Underwriter, in form and substance satisfactory to the Underwriter.

         In giving such opinions, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Underwriter (the Underwriter agrees and acknowledges that Holland & Knight LLP and Smith, Mackinnon, Greeley, Bowdoin & Edwards, P.A., will rely on the opinion of _________________ with respect to matters of Delaware law), in which case the opinion shall state that counsel believes that the Underwriter and Underwriter's counsel are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company, the Bank and the Trust and certificates of public officials.

         (c) At the Closing Time and again at the Option Closing Date, (i) the Registration Statement and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations, the Offerors shall have complied in all material respects with Rule 430A (if they shall have elected to rely thereon) and neither the Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Offerors, threatened against the Company or any subsidiary, or the Trust that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Offerors, threatened against the Offerors or any subsidiary before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding could reasonably be expected to materially adversely affect the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, other than as set forth in the Prospectus, (iv) each of the Offerors shall have complied, in all material respects, with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time or Option Closing Date, as applicable, (v) the other representations and warranties of the Offerors set forth in Section l(a) shall be accurate in all material respects as though expressly made at and as of the Closing Time or Option Closing Date, as applicable, and (vi) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose been initiated or, to the knowledge of the Offerors, threatened by the Commission. At the Closing Time, the Underwriter shall have received a certificate of the Chairman and of the Chief Financial Officer or Controller of the Company, dated as of the Closing Time, to such effect.

         (d) At the time that this Agreement is executed by the Company, the Underwriter shall have received from Grant Thornton LLP a letter or letters, dated such date, in form and substance satisfactory to the Underwriter, confirming that they are independent certified public accountants with respect to the Company within the meaning of the 1933 Act and the published 1933 Act Regulations, and stating in effect that:

With respect to the Company:

                  (i) in their opinion, the consolidated financial statements as of _____________, 1997 and 1996, and for each of the years in the three year period ended _____________, 1997 and the related financial statement schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinions included therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published 1933 Act Regulations;

                  (ii) on the basis of procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, interim financial information for the unaudited interim consolidated financial statements of the Company for the ___ month period ended ____________, 1997 and 1998, including a reading of the latest available unaudited interim consolidated financial statements for the Company, a reading of the minutes of all meetings of the Board of Directors of the Company and the Bank and of the Audit and Executive Committees of the Board of Directors since January 1, 1998, inquiries of certain officials of the Company and its subsidiaries responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) the unaudited interim consolidated financial information do not comply as to form in all material respects with applicable accounting requirements of the 1933

                  Act, or are not presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements included in the Prospectus;

                  (B) at a specified date not more than three days prior to the date of this Agreement, there was any increase in the capital stock, long-term debt, net current assets or real estate owned, or any increase in total assets, deposits, loan loss allowance or stockholders' equity of the Company and its consolidated subsidiaries, in each case as compared with amounts shown in the financial statements at ___________, 1998 included in the Registration Statement, except in all cases for increases or decreases that the Registration Statement discloses have occurred or may occur; or

                  (C) for the period from ____________, 1998 to a specified date not more than three days prior to the date of this Agreement, there was any decrease in net interest income, non-interest income or net income or net income per common and common equivalent share, or any increase the provision for loan losses or non-interest expense in each case as compared with a period of comparable length in the preceding year, except in all cases for increases or decreases that the Registration Statement discloses have occurred or may occur; and

                  (iii) in addition to the procedures referred to in clause
         (ii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement (including the Selected Consolidated Financial Data) (having compared such items with, and have found such items to be in agreement with, the financial statements of the Company or general accounting records of the Company, as applicable, which are subject to the Company's internal accounting controls or other data and schedules prepared by the Company from such records); and

                  (iv) on the basis of a review of schedules provided to them by the Company, nothing came to their attention that caused them to believe that the pro forma information, set forth in the Prospectus under the headings "Capitalization" and "_____________" had not been correctly calculated on the basis described therein.

         (e) At the Closing Time, the Underwriter shall have received from Grant Thornton LLP a letter, in form and substance satisfactory to the Underwriter and dated as of the Closing Time, to the effect that it reaffirms the statements made in the letter furnished pursuant to Section 5(d), except that he inquiries specified in Section 5(d) shall be made based upon the latest available unaudited interim consolidated financial statements and the specified date referred to shall be a date not more than three days prior to the Closing Time.

         (f) At the Closing Time, counsel for the Underwriter shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the issuance and sale of the Company Shares and Preferred Securities as contemplated in this Agreement and the matters referred to in Section 5(c) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Offerors, the performance of any of the covenants of the Offerors, or the fulfillment of any of the conditions herein contained; all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Company Shares, Preferred Securities and the Junior Subordinated Debentures as contemplated in this Agreement shall be satisfactory in form and substance to the Underwriter and to counsel for the Underwriter.

         (g) Between the date of this Agreement and the Closing Time, (i) no downgrading shall have occurred in the rating accorded any securities of the Company or any deposit instruments of the Bank by any "nationally recognized statistical rating organizations" as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act and (ii) no such organization shall have given any notice of any intended or potential downgrading or of any surveillance or review, with possible negative implications, of its rating of any of the Company's securities or any deposit instruments of the Bank.

         (h) The Company shall have paid, or made arrangements satisfactory to the Underwriter for the payment of, all such expenses as may be required by
Section 4 hereof.

         (i) In the event the Underwriter exercise its option provided in
Section 2 hereof to purchase all or any portion of the Option Securities, the obligations of the Underwriter to purchase the Option Securities that it has agreed to purchase shall be subject to the accuracy of the representations and warranties of the Offerors contained herein and of the statements in any certificates furnished by the Offerors hereunder as of such Option Closing Date (as if made on such date), to the performance by the Offerors of their obligations hereunder and to the receipt by the Underwriter on the Option Closing Date of:

                           (1) A certificate, dated the Option Closing Date, of
                  the Chairman and of the Chief Financial Officer or Controller of the Company confirming that the certificate delivered on the Closing Time pursuant to Section 5(c) hereof remains true as of the Option Closing Date;

                           (2) The favorable opinion of Holland & Knight LLP,
                  counsel for the Company, addressed to the Underwriter and dated the Option Closing Date, in form satisfactory to Smith, Mackinnon, Greeley, Bowdoin & Edwards, P.A., counsel to the Underwriter, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b) hereof;

                           (3) The favorable opinion of ________________,
                  special Delaware counsel for the Offerors, addressed to the Underwriter and dated the Option Closing

                  Date, in form satisfactory to Smith, Mackinnon, Greeley, Bowdoin & Edwards, P.A., counsel to the Underwriter, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b) hereof;

                           (4) The favorable opinion of ____________________,
                  counsel for the Indenture Trustee and the Delaware Trustee, addressed to the Underwriter and dated the Option Closing Date, in form satisfactory to Smith, Mackinnon, Greeley, Bowdoin & Edwards, P.A., counsel to the Underwriter, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b) hereof;

                           (5) The favorable opinion of Smith, Mackinnon,
                  Greeley, Bowdoin & Edwards, P.A., dated the Option Closing Date, relating to the Option Shares and otherwise to the same effect as the opinion required by Section 5(b) hereof; and

                           (6) A letter from Grant Thornton LLP addressed to
                  the Underwriter and dated the Option Closing Date, in form and substance satisfactory to the Underwriter and substantially the same in form and substance as the letter furnished to the Underwriter pursuant to Section 5(d) hereof.

         (j) The Company Shares, Preferred Securities, the Guarantee and the Junior Subordinated Debentures shall have been qualified or registered for sale, or subject to an available exemption from such qualification or registration, under the Blue Sky or securities laws of such jurisdictions as shall have been reasonably specified by the Underwriter and the offering contemplated by this Agreement shall have been cleared by the NASD.

         If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by the Underwriter on notice to the Offerors at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other Party, except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 6, 7, 10 and 12 shall remain in effect.

         Section 6. Indemnification.

         (a) The Company agrees to indemnify and hold harmless the Underwriter and its officers, directors, employees, agents and counsel of the Underwriter and each person, if any, who controls the Underwriter within the meaning of
Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any loss, liability, claim, damage, and expense whatsoever (which shall include, but not be limited to, amounts incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim or investigation whatsoever and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon or in connection with (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, contained in (A) any Preliminary Prospectus, the Registration Statement, or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto or in any document incorporated by reference therein or required to be delivered with any Preliminary Prospectus or the Prospectus or (B) in any application or other document or communication (collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Company Shares and Preferred Securities under the "blue sky" or securities laws thereof or filed with the Commission or any securities exchange; unless such statement or omission or alleged statement or omission was made in reliance upon and in conformity with written information concerning the Underwriter, the Underwriting Agreement or the compensation of the Underwriter furnished to the Company by the Underwriter expressly for inclusion in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant or agreement of the Company contained in the Underwriting Agreement. For purposes of this section, the term "expense" shall include, but not be limited to, counsel fees and costs, court costs, out-of-pocket costs and compensation for the time spent by such Underwriter's directors, officers, employees and counsel according to his or her normal hourly billing rates. The indemnification provisions shall also extend to all affiliates of the Underwriter, their respective directors, officers, employees, legal counsel, agents and controlling persons within the meaning of the federal securities laws. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have to the Underwriter or the persons entitled to the benefit of these indemnification provisions.

         (b) The Underwriter agrees to indemnify and hold harmless the Offerors, their directors, officers who signed the Registration Statement and each person, if any, who controls the Offerors within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, and each Selling Shareholder against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) above, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or any application in reliance upon and in conformity with written information about the Underwriter, the Underwriting Agreement or the compensation of the Underwriter, furnished to either of the Offerors by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or in any application. The Company and each Selling Shareholder acknowledge that the statements set forth in paragraphs _____ under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Registration Statement or any Preliminary Prospectus or the Prospectus.

         (c) An indemnified party shall give prompt notice to the indemnifying party if any action, suit, proceeding or investigation is commenced in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve the indemnifying party from its obligations to indemnify hereunder, except to the extent that the indemnifying party has been prejudiced in any material respect by such failure. If it so elects within a reasonable time after receipt of such notice, an indemnifying party may assume the defense of such action, including the employment of counsel satisfactory to the indemnified parties and payment of all expenses of the indemnified party in connection with such action. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties that are different from or additional to those available to one or more of the indemnifying parties, in any of which events such fees and expenses shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. The Company shall be liable for any settlement of any claim against the Underwriter (or its directors, officers, employees, affiliates or controlling persons), made with the Company's written consent, which consent shall not be unreasonably withheld. The Company shall not, without the written consent of the Underwriter, settle or compromise any claim against it based upon circumstances giving rise to an indemnification claim against the Company hereunder unless such settlement or compromise provides that the Underwriter and the other indemnified parties shall be unconditionally and irrevocably released from all liability in respect to such claim.

         (d) In order to provide for just and equitable contribution, if a claim for indemnification pursuant to these indemnification provisions is made but it is found in a final judgment by a court that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Company, on the one hand, and the Underwriter, on the other hand, shall contribute to the amount paid or payable by such indemnified persons as a result of such loss, liability, claim, damage and expense in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, from the underwriting, and also the relative fault of the Company, on the one hand, and the Underwriter, on the other hand, in connection with the statements, acts or omissions which resulted in such loss, liability claim, damage and expense, and any other relevant equitable considerations shall also be considered. No person found liable for a fraudulent misrepresentation or omission shall be entitled to contribution from any person who is not be found liable for such fraudulent misrepresentation or omission. Notwithstanding the foregoing, the Underwriter in the aggregate shall not be obligated to contribute any amount hereunder that exceeds the amount of the underwriting commission paid by the Company to the Underwriter in the aggregate with respect to the Company Shares and Preferred Securities purchased by the Underwriter.

         (e) The indemnity and contribution agreements contained herein are in addition to any liability which the Company may otherwise have to the Underwriter.

         (f) Neither termination nor completion of the engagement of the Underwriter nor any investigation made by or on behalf of the Underwriter shall affect the indemnification obligations of the Company or the Underwriter hereunder, which shall remain and continue to be operative and in full force and effect.

         Section 7. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Offerors or its officers or trustees, set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Offerors, or the Underwriter or any controlling person and will survive delivery of and payment for the Company Shares and Preferred Securities.

         Section 8. Offering by the Underwriter. The Trust and the Company are advised by the Underwriter that the Underwriter propose to make a public offering of the Common Stock and Preferred Securities, on the terms and conditions set forth in the Registration Statement from time to time as and when the Underwriter deem advisable after the Registration Statement becomes effective. Because the NASD is expected to view the Preferred Securities as interests in a direct participation program, the offering of the Preferred Securities is being made in compliance with the applicable provisions of Rule 2810 of the NASD's Conduct Rules.

         Section 9. Termination of Agreement.

         (a) The Underwriter may terminate this Agreement, by notice to the Offerors, at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise, earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise. whether or not arising in the ordinary course of business), or (ii) if there has occurred any outbreak or escalation of existing hostilities or other national or international calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the Underwriter's reasonable judgment, impracticable to market the Company Shares, or the Preferred Securities or enforce contracts for the sale of the such securities, or (iii) if trading in any securities of the Company has been suspended by the Commission or the National Association of Securities Dealers, Inc., or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority with appropriate jurisdiction over such matters, or (iv) if a banking moratorium has been declared by either federal or Florida authorities, or (v) if there shall have been such material and substantial change in the market for securities in general or in political, financial or economic conditions as in the Underwriter's reasonable judgment makes it inadvisable to proceed with the Offering, sale and delivery of the Company Shares, or the Preferred Securities on the terms contemplated by the Prospectus, or (vi) if the Underwriter reasonably determines (which determination shall be in good faith) that there has not been satisfactory disclosure of all relevant financial information relating to the Offerors in the Offerors' disclosure documents and that the sale of the Preferred Securities is inadvisable given such disclosures, or (vii) if the Company shall have failed, refused or been unable, on or prior to the Closing Date, or on or prior to any later date on which the Option Shares are to be purchased, as the case may be, to perform any agreement on its part to be performed, or because any other condition of the Underwriter's obligations hereunder required to be fulfilled by the Company is not fulfilled.

         (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Sections 6 and 7 shall remain in effect.

         Section 10. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices shall be addressed as follows:

                       If to the Underwriter:

                             William R. Hough & Co.
                             100 Second Avenue South, Suite 800
                             St. Petersburg, Florida 33701
                             Attention: Ronald Goff, First Vice President

                       with a copy to:

                             Smith, Mackinnon, Greeley, Bowdoin & Edwards, P.A. 255 South Orange Avenue, Suite 800
                             Orlando, Florida 32801
                             Attention: John P. Greeley

                       If to the Company or the Trust:

                             United Financial Holdings, Inc.
                             333 Third Avenue North
                             P. O. Box 14517
                             Saint Petersburg, Florida 33733
                             Attention: Neil W. Savage, President and
                                        Chief Executive Officer

                       with a copy to:

                             Holland & Knight LLP
                             200 Central Avenue, Suite 1600
                             Post Office Box 3542
                             St. Petersburg, FL 33731-3542
                             Attention: Richard O. Jacobs

         Section 11. Parties. This Agreement is made solely for the benefit of the Underwriter, and the officers, directors, employees, agents and counsel of the Underwriter specified in Section 6, the Trust and the Company and, to the extent expressed, any person controlling the Trust, the Company or the Underwriter, and the directors of the Company, or trustees of the Trust, their respective officers who have signed the Registration Statement and their respective executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the Underwriter of the Company Shares, the Shareholders Shares, and the Preferred Securities.

         Section 12. Arbitration. Any claims, controversies, demands, disputes or differences between or among the parties hereto or any persons bound hereby arising out of, or by virtue of, or in connection with, or otherwise relating to this Agreement shall be submitted to and settled by arbitration conducted in St. Petersburg, Florida before one or three arbitrators, each of whom shall be knowledgeable in the field of securities law and investment banking. Such arbitration shall otherwise be conducted in accordance with the rules then obtaining of the American Arbitration Association. The parties hereto agree to share equally the responsibility for all fees of the arbitrators, abide by any decision rendered as final and binding and waive the right to appeal the decision or otherwise submit the dispute to a court of law for a jury or non-jury trial. The parties hereto specifically agree that neither party may appeal or subject the award or decision of any such arbitrator to appeal or review in any court of law or in equity or in any other tribunal, arbitration system or otherwise. Judgment upon any award granted by such arbitrator may be enforced in any court having jurisdiction thereof.

         Section 13. Governing Law and Time. This Agreement shall be governed by the laws of the State of Florida. Specified times of the day refer to New York City time.

         Section 14. Counterparts. This Agreement may be executed in one or more counterparts, and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and the Underwriter in accordance with its terms.

                                   Very truly yours,

                                   UFH CAPITAL TRUST I


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:   Trustee

                                        UNITED FINANCIAL HOLDINGS, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:


Confirmed and accepted as of
the date first above written:

WILLIAM R. HOUGH & CO.


By:
   ----------------------------
Name:
Title:

                                   SCHEDULE A

                                        Amount of Initial    Amount of Initial      Percentage of
                                       Trust Securities to   Company Shares to   Initial Securities
                                           be Purchased         be Purchased       to be Purchased
                                       -------------------   -----------------   ------------------
William R. Hough & Co.
                                       -------------------   -----------------   ------------------


                                                                      EXHIBIT A



                              UFH CAPITAL TRUST I
                          (A DELAWARE BUSINESS TRUST)
                        ___________ PREFERRED SECURITIES
                          _____% PREFERRED SECURITIES
                (LIQUIDATION AMOUNT $10 PER PREFERRED SECURITY)

                                      AND

                        UNITED FINANCIAL HOLDINGS, INC.
                         ______ SHARES OF COMMON STOCK


                         PRICE DETERMINATION AGREEMENT



                                                               __________, 1998



William R. Hough & Co.
100 Second Avenue South
St. Petersburg, FL 33701

Ladies and Gentlemen:

         Reference is made to the Underwriting Agreement, dated the date hereof (the "Underwriting Agreement"), among UFH Capital Trust I, a Delaware business trust (the "Trust"), United Financial Holdings, Inc. (the "Company" and together with the Trust, the "Offerors"), and William R. Hough & Co. (the "Underwriter"). Subject to the terms and conditions set forth therein, the Underwriting Agreement provides for the purchase by the Underwriter from the Trust, of ___________ of the _____% Cumulative Trust Preferred Securities of the Trust (the "Preferred Securities"), subject to a _________ adjustment (to cover over-allotments, if any). This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

         A. Pursuant to Section 2 of the Underwriting Agreement, the Offerors agree with the Underwriter as follows:

         1. The public offering price per Preferred Security shall be $10.

         2. The purchase price for the Preferred Securities to be paid by the Underwriter shall be $____ per Preferred Security.

         3. The commission per Preferred Security to be paid by the Company to the Underwriter for its commitments hereunder shall be $________ per Preferred Security.

         4. The distribution rate on the Preferred Securities shall be _____% per annum.

         B. Subject to the terms and conditions set forth therein, the Underwriting Agreement provides for the purchase by the Underwriter from the Company of ______ shares of Common Stock, subject, in the case of the Company, to a ______ adjustment (to cover over-allotments, if any). Pursuant to Section 2 of the Underwriting Agreement, the Company agrees with the Underwriter as follows:

         1. The public offering price per Common Stock shall be $_____.

         2. The purchase price for the Common Stock to be paid by the Underwriter shall be $______ per Common Stock.

         3. The commission per Common Stock to be paid by the Company to the Underwriter for its commitments hereunder shall be $______ per Common Stock.

         The Offerors represent and warrant to the Underwriter that the representations and warranties of the Offerors set forth in Section 1(a) of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

         This Agreement shall be governed by the laws of the State of Florida.

         If the foregoing is in accordance with the understanding of the Underwriter of the agreement between the Underwriter and the Offerors, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts and together with the Underwriting Agreement, shall be a binding agreement between the Underwriter and the Offerors in accordance with its terms and the terms of the Underwriting Agreement.


                                        Very truly yours,

                                        UFH CAPITAL TRUST I


                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:   Trustee

                                       UNITED FINANCIAL HOLDINGS, INC.


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:



Confirmed and accepted as of
the date first above written:

WILLIAM R. HOUGH & CO.



By:
   -----------------------------
Name:
Title:

                                                                      EXHIBIT B

                        Master Selected Dealer Agreement

Gentlemen:

         (1) General. We understand that William R. Hough & Co. is entering into this Agreement with us and other firms who may be offered the right to purchase as principal a portion of securities being distributed to the public. The terms and conditions of this Agreement shall be applicable to any public offering of securities ("Securities") pursuant to a registration statement filed under the Securities Act of 1933 (the "Securities Act") wherein William
R. Hough & Co. (acting for its own account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to selected dealers ("Selected Dealers") and has informed us that such terms and conditions shall be applicable. Any such offering of Securities to us as a Selected Dealer is hereinafter called an "Offering." In the case of any Offering in which you are acting for the account of any underwriting or similar group or syndicate ("Underwriter"), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriter, including, in the case of any Offering in which you are acting with others as Underwriter. The term "preliminary prospectus" means any preliminary prospectus relating to an Offering of Securities or any preliminary prospectus supplement together with a prospectus relating to an Offering of Securities; the term "Prospectus" means the prospectus, together with the final prospectus supplement, if any, relating to an Offering of Securities, filed pursuant to Rule 424(b) or Rule 424(c) under the Securities Act or any successor or similar rules.

         (2) Conditions of Offering Acceptance and Purchase. Any Offering will be subject to delivery of the Securities and their acceptance by you and any other Underwriter, may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and may be made on the basis of reservation of Securities or an allotment against subscription. You will advise us by telegram, telex, facsimile, e-mail, or other form of written communication ("Written Communication") of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in Section 3(b)) of any Offering in which we are invited to participate. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications by us with respect to any Offering should be sent to William R. Hough & Co. You reserve the right to reject any acceptance in whole or in part. Payment for Securities purchased by us is to be made at such office as you may designate, at the public offering price, or, if you shall so advise us, at such price less the concession to dealers or at the price set forth or indicated in a Written Communication, on such date as you shall determine, on one day's prior notice to us, by wire transfer to a William R. Hough & Co. account, against delivery of certificates or other forms evidencing such Securities. If payment is made for Securities purchased by us at the public offering price, the concession to which we shall be entitled will be paid to us upon termination of the provisions of Section 3(b) with respect to such Securities.

         Unless we promptly give you written instructions otherwise, if transactions in the Securities may be settled through the facilities of The Depository Trust Company, delivery of Securities purchased by us will be made through such facilities if we are a member, or if we are not a member, settlement may be made through our ordinary correspondent who is a member.

         (3) Representations, Warranties, and Agreements.

         (a) Prospectuses. You shall provide us with such number of copies of each preliminary, prospectus, the Prospectus and any supplement thereto relating to each Offering as we may reasonably request for the purposes contemplated by the Securities Act and the Securities Exchange Act of 1934 (Exchange Act) and the applicable Rules and regulations of the Securities and Exchange Commission thereunder. We represent that we are familiar with Rule 15c2-8 under the Exchange Act relating to the distribution of preliminary and final prospectuses and agree that we will comply therewith. We agree to keep an accurate record of our distribution (including dates, number of copies, and persons to whom sent) of copies of the Prospectus or any preliminary prospectus (or any amendment or supplement to any thereof), and promptly upon request by you, to bring all subsequent changes to the attention of anyone to whom such material shall have been furnished. We agree to furnish to persons who receive a confirmation of sale a copy of the Prospectus filed pursuant to Rule 424(b) or Rule 424(c) under the Securities Act. We agree that in purchasing Securities in an Offering we will rely upon no statements whatsoever, written or oral, other than the statements in the Prospectus delivered to us by you. We will not be authorized by the issuer or other seller of Securities offered pursuant to a Prospectus or by any Underwriter to give any information or to make any representation not contained in the Prospectus in connection with the sale of such Securities.

         (b) Offer and Sale to the Public. With respect to any Offering of Securities, you will inform us by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to dealers, and the time when we may commence selling Securities to the public. After such public offering has commenced, you may change the public offering price, the selling concession, and the reallowance to dealers. With respect to each Offering of Securities, until the provisions of this Section 3(b) shall be terminated pursuant to Section 4, we agree to offer Securities to the public only at the public offering price, except that if a reallowance is in effect, a reallowance from the public offering price not in excess of such reallowance may be allowed as consideration for services in distribution to dealers who are actually engaged in the investment banking or securities business, who execute the written agreement prescribed by Rule 2740 of the Rules of Conduct of the National Association of Securities Dealers, Inc. (the "NASD") and who are either members in good standing of the NASD or foreign brokers or dealers not eligible for membership in the NASD who represent to us that they will promptly reoffer such Securities at the public offering price and will abide by the conditions with respect to foreign brokers and dealers set forth in Section 3(e).

         (c) Stabilization and Overallotment. You may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities, any other securities of the issuer of the Securities of the same class and series and any other securities of such issuer that you may designate for long or short account, and to stabilize or maintain the market price of the Securities. We agree to advise you from time to time upon request, prior to the termination of the provisions of Section 3(b) with respect to any Offering, of the amount of

Securities purchased by us hereunder remaining unsold and we will, upon your request, sell to you, for the accounts of the Underwriter, such amount of Securities as you may designate, at the public offering price thereof less an amount to be determined by you not in excess of the concession to dealers. In the event that prior to the later of (i) the termination of the provisions of
Section 3(b) with respect to any Offering, or (ii) the covering by you of any short position created by you in connection with such Offering for your account or the account of one or more Underwriters, you purchase or contract to purchase for the account of any of the Underwriters, in the open market or otherwise, any securities delivered to us, you reserve the right to withhold the above-mentioned concession to dealers on such Securities if sold to us at the public offering price, or if such concession has been allowed to us through our purchase at a net price, we agree to repay such concession upon your demand, plus in each case any taxes on redelivery, commissions, accrued interest, and dividends paid in connection with such purchase or contract to purchase.

         (d) Open Market Transactions. We agree to abide by Regulation M under the Exchange Act and we agree not to bid for, purchase, attempt to purchase, or sell, directly or indirectly, any Securities, any other Reference Securities (as defined in Regulation M) of the issuer, or any other securities of such issuer as you may designate, except as brokers pursuant to unsolicited orders and as otherwise provided in this Agreement. If the Securities are common stock or securities convertible into common stock, we agree not to effect, or attempt to induce others to effect, directly or indirectly, any transactions in or relating to any stock of such issuer, except to the extent permitted by Rule 101 of Regulation M under the Exchange Act.

         (e) NASD. We represent that we are actually engaged in the investment banking or securities business and we are either a member in good standing of the NASD, or, if not such a member, a foreign dealer not eligible for membership. If we are such a member we agree that in making sales of the Securities we will comply with all applicable Rules of the NASD, including, without limitations the NASD's Interpretation with Respect to Free-Riding and Withholding and Rule 2740 of the Conduct Rules. If we are such a foreign dealer, we agree not to offer or sell any Securities in the United States of America except through you and in making sales of Securities outside the United States of America we agree to comply as though we were a member with such Interpretation and Rule 2730, 2740 and 2750 of the Conduct Rules of the NASD and to comply with Rule 2420 of the Conduct Rules of the NASD as it applies to a nonmember broker or dealer in a foreign country.

         (f) Relationship among Underwriter and Selected Dealers. You may buy Securities from or sell Securities to any Underwriter or Selected Dealer and, with your consent, the Underwriter (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the public offering price less all or any part of the concession. We are not authorized to act as agent for you or any Underwriter or the issuer or other seller of any Securities in offering Securities to the public or otherwise. Nothing contained herein or in any Written Communication from you shall constitute the Selected Dealers partners with you or any Underwriter or with one another. Neither you nor any Underwriter shall be under any obligation to us except for obligations assumed hereby or in any Written Communication from you in connection with any Offering. In connection with any Offering, we agree to pay our proportionate share of any claim, demand, or liability asserted against us, and the other Selected Dealers or any of them, or against you or the Underwriter, if any, based on any claim that such Selected Dealers or any of them constitute an association, unincorporated business, or other separate entity, including in each case our proportionate share of any expense incurred in defending against any such claim, demand, or liability.

         (g) Blue Sky Laws. Upon application to you, you will inform us as to the jurisdictions in which you believe the Securities have been qualified for sale or are exempt under the respective securities or "blue sky" laws of such jurisdictions. We understand and agree that compliance with the securities or "blue sky" laws in each jurisdiction in which we shall offer or sell any of the Securities shall be our sole responsibility and that you assume no responsibility or obligations as to the eligibility of the Securities for sale or our right to sell the Securities in any jurisdiction.

         (h) Compliance with Law. We agree that in selling Securities pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities), we will comply with the applicable provisions of the Securities Act and the Exchange Act, the applicable Rules and regulations of the Securities and Exchange Commission thereunder, the applicable Rules and regulations of the NASD, and the applicable Rules and regulations of any securities exchange having jurisdiction over the Offering. You shall have full authority to take such action as you may deem advisable in respect of all matters pertaining to any Offering. Neither you nor any Underwriter shall be under any liability to us, except for lack of good faith and for obligations expressly assumed by you in this Agreement; provided, however, that nothing in this sentence shall be deemed to relieve you from any liability imposed by the Securities Act.

         (4) Termination Supplements and Amendments. This Agreement may be terminated by either party hereto upon five business days' written notice to the other party; provided that with respect to any Offering for which a Written Communication was sent and accepted prior to such notice, this Agreement as it applies to such Offering shall remain in full force and effect and shall terminate with respect to such Offering in accordance with the last sentence of this Section. This Agreement may be supplemented or amended by you by written notice thereof to us, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment. Each reference to "this Agreement" herein shall, as appropriate, be to this Agreement as so amended and supplemented. The terms and conditions set forth in Sections 3(b) and (d) with regard to any Offering will terminate at the close of business on the thirtieth day after the date of the initial public offering of the Securities to which such Offering relates, but such terms and conditions, upon notice to us, may be terminated by you at any time.

         (5) Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified or indicated in Section 1, and the respective successors and assigns of each of them.

         (6) Governing Law. This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from you to us in connection therewith shall be governed by, and construed in accordance with, the laws of the State of New York.

         By signing this Agreement we confirm that our subscription to, or our acceptance of any reservation of any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 4) together with and subject to any supplementary terms and conditions contained in any Written Communication from you in connection with such Offering, all of which shall constitute a binding agreement between us and you, individually, or as Underwriter, (ii) in confirmation that our representations and warranties set forth in Section 3 are true and correct at that time and (iii) confirmation that our agreements set forth in Sections 2 and 3 have been and will be fully performed by us to the extent and at the times required thereby.

                                             Very truly yours,



                                             ---------------------------------
                                             (Name of Firm)


                                             ---------------------------------
                                             (Authorized Signature)



                                             ---------------------------------
                                             (Title)





Confirmed, as of the date first above written:





WILLIAM R. HOUGH & CO.



By:
   -------------------------------

                             William F. Hough & Co.
                       100 Second Avenue South, Suite 800
                            St. Petersburg, FL 33701
                                 (813) 895-8830
                              (813) 895-8895 (fax)


                                        Execution Date: ___________________

                                                                      EXHIBIT C

The opinion of special counsel to the Company to be delivered pursuant to
Section 5(b)(i) of the Underwriting Agreement shall be substantially to the effect that:

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended. Each of the Company's subsidiaries is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, with requisite corporate power and authority to own, lease and operate its respective properties and conduct its business as described in the Registration Statement, except where the failure to be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise. The Bank is a Florida-chartered commercial bank duly organized, validly existing and in good standing under the laws of the State of Florida. The Trust is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C. Section 3801 et seq.

2. The Company and each subsidiary are duly qualified to transact business as foreign corporations under the corporation laws of each jurisdiction in which the Company or such subsidiary, as the case may be, owns or leases property of a nature, has an office, or transacts business of a type, that would make such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise.

3. The deposit accounts of the Bank are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the FDIC up to the maximum amount allowable by law and, to such counsel's knowledge, no proceedings for the termination or revocation of such membership or insurance are pending or threatened.

4. All of the issued and outstanding shares of capital stock of each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable and, to such counsel's knowledge, are owned by the Company or the Bank, as the case may be, free and clear of any security interests, liens, pledges, claims or other encumbrances, except where the failure to own such shares free and clear of any security interests, liens, pledges, claims or other encumbrances would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise and except that the Trust Preferred Securities are not owned by the Company or the Bank.

5. The issued and outstanding shares of capital stock of the Company immediately prior to the issuance and sale of the Company Shares to be sold by the Company hereunder have been duly authorized and validly issued, are fully paid and nonassessable, and there are no preemptive, preferential or, except as described in the Prospectus and to such counsel's knowledge after investigation, other rights to subscribe for or purchase any shares of capital stock of the Company, and to such counsel's knowledge after investigation, no shares of capital stock of the Company have been issued in violation of such rights.

6. The certificates for the Company Shares and the Preferred Securities to be delivered hereunder are in due and proper form and conform to the requirements of applicable law; and when duly countersigned by the Company's transfer agent, and delivered to the Underwriter or upon the order of the Underwriter against payment of the agreed consideration therefor in accordance with the provision of the Agreement, the Company Shares and the Preferred Securities to be sold by the Company and the Trust, respectively, represented thereby will be duly authorized and validly issued, fully paid and nonassessable, and free of any preemptive, preferential or other rights to subscribe for or purchase shares of Common Stock and Preferred Securities, respectively, and, upon delivery to the Underwriter or upon the order against payment of the agreed consideration therefor in accordance with the provisions of the Agreement, the Underwriter will acquire good and marketable title thereto, free and clear of any lien, claim, security interest, encumbrance, or restriction on transfer (except for any restriction under the 1933 Act and applicable Blue Sky Laws).

7. The Common Stock is registered under the 1934 Act.

8. The Company is not, nor with the giving of notice or passage of time, would be, in violation of the Articles of Incorporation or Bylaws or, to such counsel's knowledge after investigation, in default in any material respect in the performance of any agreement, lease, franchise, license, permit, mortgage, deed of trust, evidence of indebtedness or other instrument or document that is filed as an exhibit to the Registration Statement, to which the Company is subject or bound.

9. All offers and sales by the Company of its capital stock before the date hereof were at all relevant times duly registered under or exempt from the registration requirements of the 1933 Act, and were duly registered under or the subject of an available exemption from the registration requirements of any applicable Blue Sky Laws.

10. The Company and the Trust each has full corporate power and authority to execute, deliver and perform the Underwriting Agreement and to issue, sell and deliver the Preferred Securities to be sold by it to the Underwriter as provided therein; the Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Trust, and constitutes a legal valid, and binding obligation of each of the Company and the Trust and is enforceable against each of the Company and the Trust in accordance with its terms, except as enforceability of the Underwriting Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by equitable principles limiting the right to specific performance or other equitable relief and except as the obligations of the Company under the indemnification and contribution provisions of Section 6 of the Underwriting Agreement may be limited by laws or unenforceable as against public policy, as to which no opinion is expressed, and an implied covenant of good faith and fair dealing.

11. The Trust Agreement has been duly authorized, executed and delivered by the Company, and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, readjustment of debt, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally, general equity principles (whether considered in a proceeding in equity or at law).

12. The Guarantee Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, readjustment of debt moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally, general equity principles (whether considered in a proceeding in equity or at law).

13. The Expense Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, readjustment of debt, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally, general equity principles (whether considered in a proceeding in equity or at law).

14. The Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, readjustment of debt, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally, general equity principles (whether considered in a proceeding in equity or at law).

15. The Subordinated Debentures have been duly authorized, executed and delivered by the Company and, when duly authenticated in accordance with the Indenture and delivered and paid for in accordance with the Debenture Subscription Agreement, will be valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, readjustment of debt, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors' rights generally, general equity principles (whether considered in a proceeding in equity or at law).

16. Neither the Company nor the Trust is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in Investment Company Act of 1940, as amended.

17. The statements set forth in the Registration Statement under the captions "Regulation and Supervision," "Description of Preferred Securities," "Description of Junior Subordinated Debentures," "Description of Guarantee" and "Relationship Among the Preferred Securities, the Junior Subordinated Debentures and the Guarantee," insofar as they purport to describe the provisions of the laws referred to therein, fairly summarize the legal matters described therein.

18. The statements of law or legal conclusions and opinions set forth in the Registration Statement under the caption "Certain Federal Income Tax Consequences," subject to the assumptions and conditions described therein, constitute such counsel's opinion.

19. The Registration Statement was declared effective under the Securities
Act as of the date and time specified in such order, any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) and, to such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been initiated or threatened by the Commission.

20. The Registration Statement (including the Rule 430A Information, if applicable) and the Prospectus and any amendment or supplement thereto (except for the financial statements and other financial and statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), as of their respective effective or issue dates, comply or complied as to form in all material respects to the applicable requirements of the 1933 Act and the 1933 Act Regulations.

21. The documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel expresses no opinion, and except to the extent that any statement therein is modified or superseded in the Prospectus), as of the dates they were filed with the Commission, complied as to form in all material respects to the applicable requirements of the 1934 Act and the 1934 Act Regulations.

22. Such counsel knows of no legal or governmental proceedings pending to which the Company or any subsidiary is a party or of which any property of the Company or any subsidiary is the subject that are required to be disclosed in the Registration Statement or that would affect the consummation of the transactions contemplated in the Underwriting Agreement, the Indenture or the Preferred Securities, and such counsel knows of no such proceedings that are threatened or contemplated by governmental authorities or threatened by others.

23. Such counsel knows of no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described in the Registration Statement or to be filed as exhibits thereto other than those described therein or filed or incorporated by reference as exhibits thereto, and such instruments as are summarized in the Registration Statement are fairly summarized in all material respect

24. No approval, authorization, consent, registration, qualification or other order of any public board or body is required in connection with the execution and delivery of the Underwriting

Agreement, the Trust Agreement, the Guarantee Agreement, the Expense Agreement and the Indenture or the issuance and sale of the Preferred Securities or the consummation by the Company of the other transactions contemplated by the Underwriting Agreement, the Trust Agreement, the Guarantee Agreement, the Expense Agreement or the Indenture, except such as have been obtained under the Securities Act, the Exchange Act and the Trust Indenture Act or such as may be required under the blue sky or securities laws of various states in connection with the offering and sale of the Preferred Securities.

25. To such counsel's knowledge, the Company and each of its subsidiaries, including the Bank, each has all material licenses, permits and other governmental authorizations currently required for the conduct of its business as presently conducted.

26. The execution and delivery of the Underwriting Agreement, the Trust Agreement, the Guarantee Agreement, the Expense Agreement and the Indenture, the issue and sale of the Preferred Securities and the Subordinated Debentures, the compliance by the Company with the provisions of the Preferred Securities, the Subordinated Debentures, the Indenture, the Guarantee Agreement and the Expense Agreement and the Underwriting Agreement and the consummation of the transactions therein contemplated will not conflict with or constitute a breach of, or default under, the articles of incorporation or by-laws of the Company or any subsidiary or a breach or default under any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel to which either the Company or any subsidiary is a party or by which any of them or any of their respective properties may be bound except for such breaches as would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries considered as one enterprise, nor will such action result in a violation on the part of the Company or any subsidiary of any applicable law or regulation or of any administrative, regulatory or court decree known to such counsel.

27. Counsel will supplementally provide a written statement that such counsel has participated in the preparation of the Registration Statement and Prospectus and has reviewed the documents incorporated by reference in the Prospectus and no facts have come to the attention of such counsel to lead it to believe (a) that the Registration Statement (including the Rule 430A Information if applicable) or any amendment thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (b) that the Prospectus or any amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom as to which such counsel need express no opinion), at the time the Prospectus was issued, or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (c) that the documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data contained therein or omitted therefrom as to which such counsel expresses no opinion, and except to the extent that any statement therein is modified or superceded in the Prospectus or any subsequently filed document which is incorporated by reference into the Prospectus), as of the dates they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                                                      EXHIBIT D


The opinion of counsel, as special Delaware counsel to the Company and the Trust to be delivered pursuant to Section 5(b)(iii) of the Underwriting Agreement shall be substantially to the effect that:

1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C. Section 3801 et seq. (the "Delaware Act"), and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

2. Under the Delaware Act and the Trust Agreement, the Trust has the trust power and authority to own its property and to conduct its business, all as described in the Prospectus.

3. The Trust Agreement constitutes a valid and binding obligation of the Company and the Property Trustee and the Delaware Trustee, and is enforceable against the Company and the Trustees, in accordance with its terms.

4. Under the Delaware Act and the Trust Agreement, the Trust has the trust power and authority to execute and deliver, and to perform its obligations under, the Underwriting Agreement and to issue and perform its obligations under the Preferred Securities and the Trust Common Securities.

5. Under the Delaware Act and the Trust Agreement, the execution and delivery by the Trust of the Underwriting Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

6. The Preferred Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, when issued against payment therefor as set forth in the Underwriting Agreement will be, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Trust Agreement. The Holders, as beneficial owners of the Trust, will be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Holders may be obligated pursuant to the Trust Agreement, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Securities Certificates and the issuance of replacement Preferred Securities Certificates, and (ii) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

7. Under the Delaware Act and the Trust Agreement, the issuance of the Preferred Securities and Trust Common Securities is not subject to preemptive rights.

8. The Trust Common Securities have been duly authorized by the Trust
Agreement and are duly and validly issued undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Trust Agreement.

9. The issuance and sale by the Trust of the Preferred Securities and Trust Common Securities, the purchase by the Trust of the Subordinated Debentures, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated by the Underwriting Agreement and the compliance by the Trust with its obligations thereunder will not violate (i) any of the provisions of the Certificate of Trust or the Trust Agreement or (ii) any applicable Delaware law or administrative regulation.

                                                                      EXHIBIT E


The opinion of counsel to Trust Company and Delaware Trustee to be delivered pursuant to Section 5(b)(ii) of the Underwriting Agreement shall be substantially to the effect that:

1. The Trust Company is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of Delaware.

2. The Indenture Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Indenture.

3. The Guarantee Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Guarantee Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Guarantee Agreement.

4. The Property Trustee has the requisite power and authority to execute and deliver the Trust Agreement, and has taken all necessary corporate action to authorize the execution and delivery of the Trust Agreement.

5. Each of the Indenture and the Guarantee Agreement has been duly executed and delivered by the Indenture Trustee and the Guarantee Trustee, respectively, and constitutes a legal, valid and binding obligation of the Indenture Trustee and the Guarantee Trustee, respectively, enforceable agama the Indenture Trustee and the Guarantee Trustee, respectively, in accordance with its respective terms, except that certain payment obligations may be enforceable solely against the assets of the Trust and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and transfer or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability, is considered in a proceeding in equity or at law), and by the affect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

6. The Subordinated Debentures delivered on the date hereof have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.